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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 14, 2006


                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                      0-8176                     95-1840947
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                   90017-3782
(Address of principal executive offices)                          (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                       if changed since last report date)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On December 14, 2004 the company announces a quarterly cash dividend of $0.0576 per share on the company's common stock and a quarterly cash dividend of $0.65625per share on the company's Series A preferred stock.

The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.0.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.                          Description
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99.0 Press release dated December 14, 2006, announcing quarterly cash dividends.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        SOUTHWEST WATER COMPANY
                                        (Registrant)

                                        By: /s/ Cheryl L. Clary
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                                            Name:  Cheryl L. Clary
                                            Title: Chief Financial Officer

Date: December 14, 2006










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